                                                                      EXHIBIT 21

Exhibit 21.  Subsidiaries of the Registrant

The Registrant had no parent at December 31, 1995.

As of December 31, 1995, the Registrant owned 100% of the voting securities of the following domestic and foreign subsidiaries included in the consolidated financial statements:

                                                      State of
   Subsidiary                                       Incorporation
   ----------                                       -------------

Directly owned subsidiaries of the Company. All shares are Common Stock unless otherwise noted.

   American City Corporation, The                     Maryland
   Baltimore Center, Inc.                             Maryland
   Charlottetown, Inc.                                Maryland
   Charlottetown North, Inc.                          Maryland
   Community Research and Development, Inc.           Maryland
   Exton Shopping, Inc.                               Maryland
   Exton Square, Inc.                                 Pennsylvania
   Four Owings Mills Corporate Center, Inc.           Maryland
   Gallery Maintenance, Inc. (Note 1)                 Maryland
   Gallery II Trustee, Inc.                           Maryland
   Harbor Overlook Investments, Inc.                  Maryland
   Harborplace, Inc. (Note 2)                         Maryland
   Harborplace Management Corporation                 Maryland
   Harundale Mall, Inc.                               Maryland
   Hermes Incorporated                                Maryland
   Howard Research And Development
     Corporation, The (Note 3)                        Maryland
   Huntington Properties, Inc. (Note 4)               Maryland
   It's Showtime of Maryland, Inc.                    Maryland
   Kalimba Marketplace, Inc.                          Maryland
   Louisville Shopping Center, Inc.                   Kentucky
   Mondawmin Corporation                              Maryland
   O. M. Guaranty, Inc.                               Maryland
   O. M. Land Development, Inc.                       Maryland
   O. M. Mall Corporation                             Maryland
   O. M. Management Company, Inc.                     Maryland
   One Owings Mills Corporate Center, Inc.            Maryland
   Plymouth Meeting Mall, Inc. (Note 5)               Pennsylvania
   Plymouth Meeting Food Court, Inc.                  Maryland
   PT Funding, Inc.                                   Maryland
   Rouse-Brandywood, Inc.                             Maryland
   Rouse-Camden Warehouse, Inc.                       Maryland
   Rouse Capital (Note 6)                             Delaware
   Rouse-Columbus, Inc.                               Maryland
   Rouse-Commerce, Inc.                               Maryland
   Rouse Company at Owings Mills, The                 Maryland
   Rouse Company Financial Services, Inc., The        Maryland
   Rouse Company of Alabama, Inc., The                Alabama
   Rouse Company of Alaska, Inc., The                 Maryland
   Rouse Company of Arkansas, Inc., The               Maryland

   Rouse Company of California, Inc., The (Note 7)         Maryland
   Rouse Company of Colorado, Inc., The (Note 8)           Maryland
   Rouse Company of Connecticut, Inc., The (Note 9)        Connecticut
   Rouse Company of Florida, Inc., The (Note 10)           Florida
   Rouse Company of Georgia, Inc., The (Note 11)           Georgia
   Rouse Company of Idaho, Inc., The                       Maryland
   Rouse Company of Illinois, Inc., The                    Maryland
   Rouse Company of Iowa, Inc., The (Note 12)              Maryland
   Rouse Company of Kentucky, Inc., The                    Maryland
   Rouse Company of Louisiana, The  (Note 13)              Maryland
   Rouse Company of Maine, Inc., The                       Maryland
   Rouse Company of Massachusetts, Inc., The
     (Note 14)                                             Maryland
   Rouse Company of Michigan, Inc., The (Note 15)          Maryland
   Rouse Company of Minnesota, Inc., The (Note 16)         Maryland
   Rouse Company of Mississippi, Inc., The                 Maryland
   Rouse Company of Montana, Inc., The                     Maryland
   Rouse Company of New Hampshire, Inc., The               Maryland
   Rouse Company of New Jersey, Inc., The (Note 17)        New Jersey
   Rouse Company of New Mexico, Inc., The                  Maryland
   Rouse Company of New York, Inc., The (Note 18)          New York
   Rouse Company of North Carolina, Inc.,
     The (Note 19)                                         Maryland
   Rouse Company of North Dakota, Inc., The                Maryland
   Rouse Company of Ohio, Inc., The (Note 20)              Ohio
   Rouse Company of Oklahoma, Inc., The                    Maryland
   Rouse Company of Oregon, Inc., The (Note 21)            Maryland
   Rouse Company of Pennsylvania,
     Inc., The (Note 22)                                   Pennsylvania
   Rouse Company of Rhode Island, Inc., The                Maryland
   Rouse Company of South Carolina,
     Inc., The (Note 23)                                   Maryland
   Rouse Company of South Dakota, Inc., The                Maryland
   Rouse Company of Tennessee, Inc., The                   Maryland
   Rouse Company of Texas, Inc., The (Note 24)             Texas
   Rouse Company of the District of Columbia, The          Maryland
   Rouse Company of Utah, Inc., The                        Maryland
   Rouse Company of Vermont, Inc., The                     Maryland
   Rouse Company of Virginia, Inc., The (Note 25)          Maryland
   Rouse Company of Washington, Inc., The (Note 26)        Maryland
   Rouse Company of West Virginia, Inc., The               Maryland
   Rouse Company of Wisconsin, Inc., The                   Maryland
   Rouse Company of Wyoming, Inc., The                     Maryland
   Rouse-Consulting, Inc.                                  Maryland
   Rouse Credit Corporation                                Maryland
   Rouse Development Company of California, Inc.,
     The                                                   Maryland
   Rouse Event Marketing, Inc.                             Maryland
   Rouse-Fairwood Development Corporation                  Maryland
   Rouse Fashion Island Management Company, Inc.           Maryland
   Rouse Gallery II Management, Inc.                       Maryland
   Rouse-Hagerstown, Inc.                                  Maryland
   Rouse-Harford County, Inc.                              Maryland
   Rouse Holding Company, The                              Maryland
   Rouse Holding Company of Arizona, Inc., The
     (Note 27)                                             Maryland
   Rouse-Inglewood, Inc.                                   Maryland
   Rouse Investing Company (Note 28)                       Maryland

   Rouse Management, Inc.                             Maryland
   Rouse Management Services Corporation              Maryland
   Rouse Management Services Corporation of
     Arkansas, Inc.                                   Maryland
   Rouse Management Services Corporation
     of Louisiana, Inc.                               Maryland
   Rouse Metro Plaza, Inc.                            Maryland
   Rouse-Metro Shopping Center, Inc.                  Maryland
   Rouse-Milwaukee, Inc.                              Maryland
   Rouse-Milwaukee Garage
     Maintenance, Inc.                                Maryland
   Rouse Missouri Holding Company
     (Note 29)                                        Maryland
   Rouse-Oakwood Shopping Center, Inc.                Maryland
   Rouse-Oakwood Two, Inc.                            Maryland
   Rouse Office Management, Inc.                      Maryland
   Rouse Office Management of Pennsylvania, Inc.      Maryland
   Rouse Philadelphia, Inc.                           Maryland
   Rouse Philadelphia Three, Inc.                     Maryland
   Rouse-Randhurst Shopping Center, Inc.              Maryland
   Rouse-Santa Monica, Inc.                           Delaware
   Rouse Service Company, The                         Maryland
   Rouse SI Shopping Center, Inc.                     Maryland
   Rouse Tristate Venture, Inc.                       Texas
   Rouse Venture Common, Inc.                         Maryland
   Rouse-Wates, Incorporated (Note 30)                Delaware
   RREF Holding, Inc. (Note 31)                       Texas
   Salem Mall, Incorporated                           Maryland
   Santa Monica Place, Inc.                           Maryland
   Saratoga Equipment Corporation, The                Maryland
   Six Owings Mills Corporate Center, Inc.            Maryland
   SMPL Management, Inc.                              Maryland
   Three Owings Mills Corporate Center, Inc.          Maryland
   TRC Central, Inc.                                  Maryland
   TRCD, Inc. (Note 32)                               Delaware
   TRC Holding Company of Washington, D.C.(Note 33)   Maryland
   TRC Property Management, Inc.                      Maryland
   Two Owings Mills Corporate Center, Inc.            Maryland
   Village of Cross Keys, Incorporated,
     The (Note 34)                                    Maryland
   White Marsh Equities Corporation                   Maryland
   White Marsh Mall, Inc.                             Maryland

Foreign subsidiaries:
--------------------

   Rouse Service (Canada) Limited                     Canada

Notes:
-----

1. Gallery Maintenance, Inc. owns all of the outstanding capital stock of Rouse Gallery Management, Inc., a Maryland corporation.

2. Harborplace, Inc. owns all of the outstanding Series A Preferred Stock of RFT One, Inc., a Delaware corporation.

3. The Howard Research And Development Corporation owns all of the outstanding capital stock of the following Maryland corporations:

      Columbia Development Corporation, The
      Columbia Gateway, Inc.
      Columbia Management, Inc.
      Columbia Town Homes Investor, Inc.
      Dorsey's Search Village Center, Inc.
      ExecuCentre, Inc., The
      Fifty Columbia Corporate Center, Inc.
      Forty Columbia Corporate Center, Inc.
      Gateway Retail Center, Inc.
      GEAPE II, Inc.
      Hickory Ridge Village Center, Inc.
      HRD Parking, Inc.
      King's Contrivance Village Center, Inc.
      Lakefront North Parking, Inc.
      Oakland Ridge Commercial, Inc.
      Oakland Ridge Industrial Development Corporation
      Pointer's Run Buildings Group, Inc.
      Rouse-River Hill Village Center, Inc.

The Columbia Development Corporation owns all of the outstanding capital stock of each of the following Maryland corporations:

      Columbia Mall, Inc.
      Dobbin Road Commercial, Inc.
      Guilford Industrial Center, Inc.
      Rouse Hotel Management, Inc.

Columbia Mall, Inc. owns all of the outstanding capital stock of Seventy Columbia Corporate Center, Inc., a Maryland corporation.

GEAPE II, Inc. owns all of the outstanding capital stock of GEAPE III, Inc., a Maryland corporation.

4. Huntington Properties, Inc. owns all of the outstanding capital stock of Huntington Realty Interests, Ltd., a Maryland corporation.

    Huntington Realty Interests, Ltd. owns all of the outstanding capital stock of the following Maryland corporations:

      HRIL, Inc.
      Huntington Capital Investors, Ltd.
      Regency-Huntington, Inc.

5. Plymouth Meeting Mall, Inc. owns all of the outstanding common stock of 1150 Plymouth Associates, Inc., a Maryland corporation, and all of the outstanding Series A Preferred Stock of RFT Five, Inc., a Delaware corporation.

6.    Rouse Capital is a statutory business trust formed under Delaware law.
      All of the Common Securities of Rouse Capital are owned by the Company. The Preferred Securities of Rouse Capital were sold in a public registered offering in 1995.

7. The Rouse Company of California, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

        Rouse-Canyon Springs, Inc.
        Rouse-Irvine, Inc.
        Rouse-Oakland, Inc.
        Rouse-Palm Springs II, Inc.
        Rouse-Sacramento, Inc.

8. The Rouse Company of Colorado, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

        Rouse Management Services Corporation of Colorado, Inc.
        Rouse-Tabor Center, Inc.

9. The Rouse Company of Connecticut, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

        Rouse Chapel Square, Inc.
        Rouse Chapel Square Finance, Inc.
        Rouse New Haven Parking Management, Inc.
        Rouse New Haven Shopping Center, Inc.


10. The Rouse Company of Florida, Inc. owns all of the outstanding common stock of each of the following corporations:

        Bayside Entertainment Company, a Maryland corporation Governor's Square, Inc., a Florida corporation
        Howard Retail Investment Corporation, a Maryland
          corporation
        New River Center, Inc., a Florida corporation Rouse-Bayside, Inc., a Maryland corporation Rouse-Fort Myers, Inc., a Maryland corporation Rouse-Jacksonville, Inc., a Maryland corporation Rouse Kendall Management Corporation, a Maryland corporation
        Rouse-Marina, Inc., a Maryland corporation
        Rouse-Miami, Inc., a Maryland corporation
        Rouse Office Management of Florida, Inc., a Maryland
          corporation
        Rouse-Orlando, Inc., a Maryland corporation
        Rouse Retail Management - Bayside, Inc., a Maryland
          corporation
        Rouse-Sunrise, Inc., a Maryland corporation
        Rouse-Tampa, Inc., a Florida corporation

       Rouse-West Dade, Inc., a Maryland corporation

    Rouse-Tampa, Inc. owns all of the outstanding Series A Preferred Stock of RFT Four, Inc., a Delaware corporation.

11. The Rouse Company of Georgia, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

       Augusta Mall, Inc.
       Outlet Square of Atlanta, Inc.
       Perimeter Center, Inc.
       Perimeter Mall, Inc.
       Perimeter Mall Management Corporation
       Rouse-Atlanta, Inc.
       Rouse Columbus Square, Inc.
       Rouse Columbus Square Management Corporation
       Rouse South DeKalb, Inc.
       South DeKalb Mall Management Corporation

12. The Rouse Company of Iowa, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

       Rouse Management Services Corporation of Iowa, Inc.
       Rouse Management Services Corporation Two of Iowa, Inc.

13. The Rouse Company of Louisiana owns all of the outstanding capital stock of each of the following Maryland corporations:

       Riverwalk Operating Company, Inc.
       Rouse-New Orleans, Inc.


14. The Rouse Company of Massachusetts, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

       Eastfield Mall, Incorporated
       Faneuil Hall Marketplace, Inc.
       Marketplace Grasshopper, Inc.


15. The Rouse Company of Michigan, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

       Rouse Southland, Inc.
       Rouse Southland Management Corporation
       Southland Security, Inc.
       Southland Shopping Center, Inc.


16. The Rouse Company of Minnesota, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

       Ridgedale Shopping Center, Inc.
       Rouse-Maple Grove, Inc.
       Rouse Ridgedale, Inc.
       Rouse Ridgedale Management Corporation

17. The Rouse Company of New Jersey, Inc. owns all of the out-standing Series A Preferred Stock of Rouse Woodbridge Funding, Inc., a Delaware corporation, and all of the outstanding common stock of each of the following Maryland corporations:

       Cherry Hill Center, Inc.
       Echelon Mall, Inc.
       Echelon Urban Center, Inc.
       Paramus Equities II, Inc.
       Paramus Mall Management Company, Inc.
       Paramus Park, Inc.
       Rouse-Atlantic Gateway, Inc.
       Rouse-Burlington, Inc.
       Rouse-Echelon, Inc.
       The Willowbrook Corporation
       Willowbrook Management Corporation
       Woodbridge Center, Inc.

     Paramus Park, Inc. owns all of the outstanding Series A Preferred Stock of RFT Two, Inc., a Delaware corporation.


18. The Rouse Company of New York, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

       DM Shopping Center, Inc.
       Rouse-Seaport Retail Venture, Inc.
       Rouse SI Shopping Management, Inc.
       Seaport Marketplace, Inc.
       Seaport Marketplace Theatre, Inc.
       Seaport Theatre Management Corporation


19. The Rouse Company of North Carolina, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

      Rouse-Charlotte, Inc.
      Rouse Office Management of North Carolina, Inc.


20. The Rouse Company of Ohio, Inc. owns all of the outstanding common stock of each of the following corporations:

        Beachwood Place, Inc., a Maryland corporation
        Cuyahoga Development Corporation, a Maryland
          corporation
        Franklin Park Mall, Inc., a Maryland corporation (a)
        Franklin Park Mall Management Corporation, a
          Maryland corporation
        Plaza Holding Corporation, an Ohio corporation

      Beachwood Place, Inc. owns all of the outstanding Series A Preferred Stock of RFT Three, Inc., a Delaware corporation.

      Franklin Park Mall, Inc. owns all of the outstanding Series A Preferred Stock of Rouse Funding Two, Inc., a Delaware corporation.

21. The Rouse Company of Oregon, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

         Rouse Office Management of Oregon, Inc.
         Rouse-Portland, Inc.
         Rouse Salem Centre, Inc.
         Rouse Salem Centre Management Corporation


22. The Rouse Company of Pennsylvania, Inc. owns all of the outstanding capital stock of Whiteland I, Inc. and Whiteland II, Inc., both Maryland corporations.


23. The Rouse Company of South Carolina, Inc. owns all of the outstanding capital stock of Rouse-Spartanburg, Inc., a Maryland corporation.


24. The Rouse Company of Texas, Inc. owns all of the outstanding capital stock of each of the following corporations:

          Almeda Mall, Inc., a Maryland corporation
          AM Management Corporation, a Texas corporation
          AU Management Corporation, a Texas corporation
          Austin Mall, Inc., a Maryland corporation
          Collin Creek, Inc., a Maryland corporation
          Collin Creek Mall Management Company, Inc.,
            a Maryland corporation
          DK Management Corporation, a Texas corporation
          DK Shopping Center, Inc., a Texas corporation Greengate Mall, Inc., a Pennsylvania corporation
          NC Shopping Center, Inc., a Maryland corporation North Star Mall, Inc., a Texas corporation
          Northwest Mall, Inc., a Maryland corporation
          NS Management Corporation, a Texas corporation
          NW Management Corporation, a Texas corporation Paramus Equities, Inc., a Texas corporation
          Rouse-Air Cargo, Inc., a Maryland corporation Rouse-Air Cargo (DFW), Inc., a Maryland corporation Rouse-Almeda, Inc., a Maryland corporation Rouse-Carillon Management Company, Inc., a Maryland
             corporation
          Rouse-Carillon Shopping Center, Inc., a Maryland
             corporation
          Rouse Central Park Shopping Center, Inc., a Maryland
             corporation
          Rouse Fort Worth, Inc., a Maryland corporation
          Rouse Holding Company of Texas, Inc., a Texas
             corporation
          Rouse Management Services Corporation of Texas, Inc.,
             a Maryland corporation
          Rouse-Northwest, Inc., a Maryland corporation Rouse-Southlake, Inc., a Maryland corporation Rouse-Tarrant, Inc., a Maryland corporation
          SDK Mall, Inc., a Texas corporation
          South DeKalb Mall, Inc., a Texas corporation


25. The Rouse Company of Virginia, Inc. owns all of the out-standing capital stock of each of the following Maryland corporations:

          Rouse Airport Retail, Inc.
          Rouse-Military Circle, Inc.
          Rouse-Richmond, Inc.

     Rouse-Military Circle, Inc. owns all of the outstanding capital stock of Rouse Hotel Management of Virginia, Inc., a Maryland corporation.

26. The Rouse Company of Washington, Inc. owns all of the outstanding capital stock of Rouse-Seattle, Inc., a Maryland corporation.

27. The Rouse Holding Company of Arizona, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

          Rouse-Arizona Center, Inc.
          Rouse Office Management of Arizona, Inc.
          Rouse-Phoenix Development Corporation
          Rouse-Phoenix Parking, Inc.
          Rouse-Phoenix Parking Two, Inc.
          Rouse-Phoenix Two Corporate Center, Inc.


28. Rouse Investing Company owns all of the outstanding capital stock of each of the following corporations:

          Deerfield Homes, Inc., a Florida corporation
          306 Corporation, a Texas corporation
          Wilmington Homes, Inc., a North Carolina corporation

     Wilmington Homes, Inc. owns all of the outstanding capital stock of Echo Farms Golf and Country Club, Inc., a North Carolina corporation.

29. Rouse Missouri Holding Company owns all of the outstanding capital stock of each of the following Maryland corporations:

          The Rouse Company of Missouri, Inc.
          Rouse Missouri Management Corporation
          St. Louis Union Station Beergarten, Inc.

     The Rouse Company of Missouri, Inc. owns all of the outstanding capital stock of The Rouse Company of St. Louis, Inc., a Maryland Corporation.


30. Rouse-Wates, Incorporated owns all of the outstanding capital stock of each of the following corporations:

     Norbury Construction Company, a Delaware corporation
     Owen Brown B Development Company, a Maryland corporation

31. RREF Holding, Inc. owns all of the outstanding capital stock of RII Holding, Inc., a Texas corporation.

32. TRCD, Inc. owns all of the outstanding common stock of the following Delaware corporations:

        Austin Mall Corporation
        Collin Creek Property, Inc.
        Echelon Holding Company, Inc.
        The Franklin Park Corporation
        Mall St. Matthews Corporation
        North Star Mall Corporation
        One Franklin Park Corporation
        One Gallery Corporation
        One Willow Corporation
        RFT One, Inc.
        RFT Two, Inc.
        RFT Three, Inc.
        RFT Four, Inc.
        RFT Five, Inc.
        Rouse Funding Corporation
        Rouse Funding Three, Inc.
        Rouse Funding Two, Inc.
        Rouse-MTN, Inc.
        Rouse Woodbridge Funding, Inc.
        TRCDE, Inc.
        TRCDE Two, Inc.
        TRCDF, Inc.
        Two Franklin Park Corporation
        Two Gallery Corporation
        Two Willow Corporation
        Willowbrook Mall, Inc.

   The Franklin Park Corporation owns 50% of the outstanding capital stock of Franklin Park Finance, Inc., a Delaware corporation. Rodamco U.S.A., Inc. owns the remaining 50%.

   One Gallery Corporation and Two Gallery Corporation each own 50% of the outstanding shares of Philadelphia Gallery II, a Pennsylvania business trust.

   Willowbrook Mall, Inc. owns 37.5% of the outstanding capital stock of Willowbroook Finance Corporation, a Delaware corporation. Rodamco U.S.A., Inc. owns the remaining 62.5%.


33. TRC Holding Company of Washington, D.C. owns all of the outstanding capital stock of Rouse-National Press Management, Inc., a Maryland corporation.


34. The Village of Cross Keys, Incorporated owns all of the outstanding capital stock of The Roost, Inc., a Maryland corporation.